HSBC INVESTOR LIFELINE FUNDS
                 HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND

             SUPPLEMENT DATED OCTOBER 4, 2007, TO THE LIFELINE FUNDS
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
              DATED FEBRUARY 28, 2007, AND AS SUPPLEMENTED TO DATE

     At a Special Shareholder Meeting held on September 24, 2007, shareholders of the HSBC Investor Conservative Income Strategy Fund ("Income Fund") approved a proposal to reorganize the Income Fund into HSBC Investor Conservative Growth Strategy Fund. Prior to the closing of the reorganization on October 5, 2007, the Income Fund was permanently closed to investors. The Income Fund is no longer offered in this Prospectus or Statement of Additional Information and all references to the Income Fund are hereby deleted.





    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT
                OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.